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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  July 25, 1998
                Date of Report (Date of Earliest Event Reported)


                       GREENWICH CAPITAL ACCEPTANCE, INC.
  (as Depositor under the Pooling and Servicing Agreement, dated June 1, 1998, providing for the Issuance of the Sequoia Mortgage Trust 3, Mortgage Loan Asset Backed Certificates)


                       GREENWICH CAPITAL ACCEPTANCE, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                       33-80740-08                61199884
         --------                       -----------                --------
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                600 Steamboat Road, Greenwich, Connecticut 06830
                ------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (203) 622-2700
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           OTHER EVENTS

                  On June 1, 1998, Greenwich Capital Acceptance, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor; Sequoia Mortgage Funding Corporation, as seller ("Sequoia"); Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"); and First Union National Bank, as trustee (the "Trustee"), providing for the issuance of the Sequoia Mortgage Trust 3, Mortgage Loan Asset Backed Certificates (the "Certificates").

                  The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).        Exhibits

                  10.1 Monthly Payment Date Statement distributed to Certificateholders, dated July 25, 1998.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 6, 1998


                                       GREENWICH CAPITAL ACCEPTANCE, INC.


                                       By: /s/ Anne Mulligan
                                           -------------------------------------
                                           Anne Mulligan
                                           Vice President
                                           (Principal Financial Officer and
                                           and Principal Accounting Officer)

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                                  EXHIBIT INDEX


Exhibit Number                                                       Page Number
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
10.1 Monthly Payment Date Statement distributed to
Certificateholders, dated July 25, 1998..................................5